Investing in small and mid-cap stocks is more risky and more volatile than investing in large cap stocks. For the period ended December 31, 2006, the average annual total returns of Ariel Fund and Ariel Appreciation Fund for the one-, five- and ten-year periods were +10.35%, +10.52% and +13.11%; and +10.94%, +8.68% and +12.76%, respectively. For the period ended December 31, 2006, the average annual total returns of Ariel Focus Fund for the one-year and since inception (June 30, 2005) periods were +11.58% and +11.57%. All performance assumes reinvestment of dividends and capital gains. Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by visiting our web site, arielmutualfunds.com. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment. The performance of Ariel Focus Fund may differ from that of Ariel Fund and Ariel Appreciation Fund due to its status as a non-diversified fund and different portfolio managers.

This report candidly discusses a number of individual companies. Our opinions are current as of the date of this report but are subject to change. The information provided in this report is not reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

For a current prospectus which includes the investment objectives, risks, management fees, charges and expenses as well as other information, call 800-292-7435. Please read the prospectus and consider this information carefully before investing. ©2007, Ariel Distributors, LLC.

Ariel Investment Trust

P.O. Box 219121

Kansas City, Missouri  64121-9121

800-292-7435

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AESOP’S

CORNER

Do you have a question?

We would love to hear from you.

If we publish your question either

in print or online, we will send you

a special Ariel gift.

800-292-7435, option 4 or

email@arielmutualfunds.com

Turtle Talk with our Investment Specialists

My New Year’s resolution is to save more for retirement. In addition to contributing to my 401(k), what more can I do?

-Joy H., Aberdeen, TX

Atalie: Great question! Many investors don’t realize they can have an IRA as well as a 401(k)—it is not an either/or choice. There are two different types of IRA accounts—a Traditional and a Roth. Anyone with earned income can open an IRA. The primary benefit of a Traditional IRA is tax-deferred growth—meaning you pay taxes on investment gains only when you make withdrawals. Contributions to a Traditional IRA may not be tax deductible since you already participate in an employer-sponsored plan. You should check with a tax or financial advisor.

With a Roth IRA, contributions always are made with after-tax dollars. The real benefit is that earnings grow tax free with no taxes to pay on qualified withdrawals. This may be advantageous down the road if you think you will be in a higher tax bracket when you retire. Unlike a Traditional IRA, a Roth account has certain income requirements. Specifically, adjusted gross income must be under $110,000 for single tax filers and less than $160,000 for joint filers.

With either type of IRA, you can contribute up to $4,000 this year.* And remember, you still have time to make your 2006 contribution, up to $4,000, until April 16, 2007 which will give your account an added boost. Joy, you are smart to double up on your retirement savings. If you want to learn more about opening an IRA with Ariel Mutual Funds, please call me at 800-292-7435, option 4.

*                                         Investors who are 50 years-old or older benefit from a catch-up contribution of an additional $1,000.

DECEMBER 31, 2006	SLOW AND STEADY WINS THE RACE

“At the end of the day, the market will do what it will do. Our job is not to prognosticate but to practice our investing craft with discipline.”

Dear Fellow Shareholder: For the quarter ending December 31, 2006, the small-to-mid sized companies comprising Ariel Fund earned +6.25% and Ariel Appreciation Fund’s medium-sized issues posted a similar +6.96% return. Although these gains fell shy of their respective benchmarks, they were within striking distance. This is significant given that our conservative approach is not expected to keep up in the fast rising markets evidenced by the three month returns of the Russell 2500 and Russell 2500 Value Indexes which rose +8.70% and +9.14%, respectively. Likewise, the Russell Midcap Index earned +7.67% and its sibling the Russell Midcap Value Index jumped +8.50%. Meanwhile, Ariel Focus Fund proved an exception and managed to outdistance itself from its benchmarks with an +8.76% gain compared to the +6.95% return for the Russell 1000 and the +8.00% gain posted by the Russell 1000 Value Index.

Stock Market 2006—Act I

These advances closed a market year that was played out in two acts. Act one—which persisted from January through July—was an unusual period dominated by widespread predictions that “this time was different.” The headlines tell the whole story: Get Ready for $100 Oil And $1,600 Gold; Why The Housing Bubble Won’t Burst; and Commodities Safe from the Bear’s Claw. With so much momentum and unchecked euphoria, the market rally—now well into its fourth year and the second longest bull-run since 1929—continued its indiscriminate climb on the backs of low-quality cyclical and commodity issues. A sense of invincibility prevailed. Barron’s effort to caution investors is a case in point: “The only thing to fear, ultimately, is fearlessness: the greatest risks lay in markets that are priced as if they hold no risk.” Despite statements meant to temper expectations and risk taking, the stock market’s high wire act drew bigger and bigger crowds, all enthralled by its death-defying tricks.

As you know, during this 7-month period, our portfolios lagged their benchmarks—partly as a result of our avoidance of the most volatile and riskiest areas fueling the bull’s mad dash. In this regard, our conservative holdings were like the shy wallflowers at a wild school dance—more spectator than participant. A fitting analogy because as Barron’s once noted, “High school and Wall Street are more similar than not—the cliques, the name calling, the fleeting fads.”

Stock Market 2006—Act II

The curtain rose on the market’s second act on August 8, 2006, when the Federal Reserve announced it would finally take a breather after 17 interest rate hikes—a clear signal

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that its efforts to slow down an overheating economy had worked. Confronted by the headwinds of slower growth and higher rates, the market’s cyclical darlings were dragged down. At the same time, almost overnight, our higher quality names finally started to come to life and our patience began to be rewarded.

“…we know we will not beat the
market every day. And there will even
be some years that challenge us…
But we are committed to winning.”

Although Fed policy served as a nice catalyst, as famed investor, Warren Buffett, has been known to say, “The fact is that markets behave in ways, sometimes for a very long stretch, that are not linked to value. Sooner or later, though, value counts.” Such was the case for some of our most disparaged underdogs. Once problems were addressed, strategic alternatives explored or exaggerated claims tempered by facts, the stocks rebounded accordingly. Interpublic Group of Cos., Inc. (NYSE: IPG) and Accenture Ltd (NYSE: ACN) serve as great examples. Interpublic, which is held in both Ariel and Appreciation Funds—charged back to $12.24 from a $7.79 low (a 57% gain) when the ad giant’s new business development success far exceeded the Street’s low expectations. Accenture, a common holding in Ariel Appreciation and Focus Funds, was a similar story. Its exit from a problematic contract followed by a new business winning streak has driven strong earnings that continue to beat consensus estimates. As such, the stock is up 44% from its summer low. Despite some criticism, we stuck with Interpublic and Accenture through the toughest periods and are now being rewarded for the patience gained from a studied understanding of their untapped value.

Besides general market recognition, our portfolios were also boosted by our constructive conversations with company boards and management teams to help them consider their long-term strategic options. Of course, it is a nice coincidence that these discussions have occurred during a time when cash rich private equity firms are on the hunt for our kinds of low debt, strong cash flow businesses. Accordingly, we benefited from some transactions and we anticipate more in the future. For example, Ariel Appreciation’s Realogy Corp. (NYSE: H) is being taken private at $30 a share, an 18% premium—interestingly, our private market value estimate for the company was very close at $29.58, only a 1% difference. ServiceMaster Co. (NYSE: SVM), which is held in Ariel and Ariel Appreciation, announced it would explore its sale. Meanwhile, two media names held by Ariel and Ariel Appreciation Funds have made headlines. McClatchy Co. (NYSE: MNI) easily sold a dozen of its Knight-Ridder legacy papers, with the individual buyers aided by private equity funding. And lest we forget Tribune Co. (NYSE: TRB), whose bidders have just put in their best and final offers.

Spurred by the aforementioned performance drivers—as we pen this letter, we are pleased to report a positive differential in our relative results since August 8. Although this turn of events was not enough to overcome our difficulties in the first half of 2006, our early successes in the first weeks of the New Year lead us to believe this trend will make for a better 2007.

Performance Rebound

August 8, 2006 through January 23, 2007

Return
Ariel Fund	15.8%
Russell 2500 Value Index	14.7%
Russell 2500 Index	15.4%
S&P 500 Index	13.3%
Ariel Appreciation Fund	19.2%
Russell Midcap Value Index	14.5%
Russell Midcap Index	15.2%
S&P 500 Index	13.3%
Ariel Focus Fund	18.0%
Russell 1000 Value Index	12.5%
Russell 1000 Index	13.7%
S&P 500 Index	13.3%

QUARTERLY REPORT DECEMBER 31, 2006

The Next Act?—Thoughts on 2007

The market rally has held up longer than we ever would have imagined, and we believe a correction is inevitable in 2007. Our rationale? First, as we just read in the January 8, 2007 Barron’s:“…age matters. Eventually, the sweet crispness of a bullish theme softens to an overripe condition.” Secondly, we believe earnings expectations are overly optimistic. Corporate profits as a percentage of gross domestic product (GDP) have risen to their highest levels since 1929 (a worrisome year for comparison to say the least). Additionally, economic growth as indicated by GDP is projected to slow to 2.5% in 2007, down from 3.3% in 2006. And yet, after growing 20% in 2005 and 15% last year, Wall Street is still banking on 10% earnings growth this year which is double the historical average. As the economy starts to decelerate, corporate profits naturally will do the same, bringing stock prices down with them. The smart money knows corporate profits cannot outpace the underlying economy for any sustainable period of time. And if all of this were not disquieting enough, the war still remains a conveniently overlooked wild card. Accordingly, we view this as a time to be both cautious and conservative. So we are sticking with the slow-and-steady-eddies which we believe have sturdy franchises, deep moats and robust cash flows that enable them to hold firm during tough periods.

“…we never forget to remind
ourselves of THE most
important thing: patience wins.”

At the end of the day, the market will do what it will do. Our job is not to prognosticate but to practice our investing craft with discipline. In so doing, we know we will not beat the market every day. And there will even be some years that challenge us—as has been the case recently. But we are committed to winning. And although from time-to-time, we can find ourselves getting pulled into conversations about short-term results versus a benchmark, we wholeheartedly agree with BusinessWeek:“In the world of competition, few battlegrounds are more intense than the one with the self.” In our own ongoing competition, we never forget to remind ourselves of THE most important thing: patience wins.

Portfolio Comings and Goings

In Ariel Fund, we parted with long-time holding American Greetings Corp. (NYSE: AM) on price strength, while our position in Radio One, Inc. (NASDAQ: ROIA.K) was eliminated to pursue more compelling opportunities. We also sold Valassis Communications, Inc. (NYSE: VCI) when the stock rebounded after the company settled a messy acquisition. No new positions were added. Meanwhile, Ariel Appreciation Fund parted ways with MBIA Inc. (NYSE: MBI) given our new concerns over the financial guaranty industry in general. We also exited Popular, Inc. (NASDAQ: BPOP) because we were uneasy about the Puerto Rican economy and the long-term profitability of the U.S. franchise. We were pleased to add Aflac Inc. (NYSE: AFL). Known for its quacking duck, Aflac is a leading provider of supplemental health and life insurance in the United States and a dominant player in Japan’s cancer insurance market. Ariel Focus Fund also initiated a position in Aflac but sold both Realogy Corp. and Gap Inc. (NYSE: GPS) to pursue other ideas.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can contact us directly at email@arielmutualfunds.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

800-292-7435

Company Spotlight	[Ariel Fund]

Anixter International Inc. (NYSE: AXE)
2301 Patriot Boulevard
Glenview, IL 60026-8020
800-264-9837
www.anixter.com

Anixter International Inc. is the world’s leading distributor of communication products, cable and wiring systems as well as a dominant distributor of fasteners and small parts to original equipment manufacturers—primary suppliers to large companies. Anixter sells over 325,000 items such as copper and fiber optic cable, electronic wiring and security system components to more than 95,000 customers. The company also provides advanced inventory management services including procurement, just-in-time delivery and quality assurance testing. Headquartered just outside Chicago, in Glenview, Illinois, the company boasts an impressive global footprint with locations in 46 countries and a logistics network of more than 200 warehouses worldwide.

Key Strengths

Size is Anixter’s primary advantage. The market is highly fragmented and the competition consists mainly of privately-held local and regional players which lack Anixter’s scale, financial strength and distribution capabilities. The company also possesses an unmatched product line. Customers and suppliers like knowing Anixter generally carries the newest or most obscure parts. As a result, Anixter has achieved “most favored” relations with many suppliers and frequently is given the first right to distribute new products. Additionally, Anixter has earned a reputation for quality by supplying customers globally with the same dependability as in the U.S. market.

Financial Strength

Over the past four quarters, Anixter has outperformed Wall Street’s expectations and doubled earnings. Its organic sales growth rate is 22%, well above the industry average and leaps and bounds ahead of leadership’s long-term goal of 8% to 12%. Recently, Anixter benefited from an up-tick in capital spending. Anixter was also successful in passing along higher raw material costs—specifically related to soaring copper prices—which resulted in more profit per transaction. Now that copper prices have tumbled, many worry Anixter will be forced to cut prices, thereby impacting margins and earnings. In our view, the strong demand for cable should allow Anixter to maintain its momentum.

Committed to Quality

2007 marks the 50th anniversary of Anixter and over the course of its history the company has demonstrated a solid track record of growth in a difficult industry. Recently, its management has been thoughtful in its development strategy—both for organic and acquisition growth—and allocated capital smartly for the business and shareholders alike. In 2005, Anixter paid out a special dividend of $4.00 per share and this January announced a share repurchase program. As of December 31, 2006 Anixter traded at $54.30, a 20% discount to our $68 estimate of intrinsic worth.

QUARTERLY REPORT DECEMBER 31, 2006

Company Spotlight	[Ariel Appreciation Fund] [Ariel Focus Fund]

Aflac Incorporated (NYSE: AFL)
1932 Wynnton Road
Columbus, GA 31999
706-323-3431
www.aflac.com

Aflac Incorporated is a leading provider of supplemental health and life insurance, providing cash directly to individuals suffering prolonged illnesses, disability or other qualifying life events. The company offers a wide variety of coverage from cancer, general medical and living benefits plans, to sickness riders, traditional life insurance and annuities. Aflac operates exclusively in the United States through a network of more than 67,000 agents as well as Japan where the company boasts over 88,000 sales associates. Interestingly, its more than 17.8 million policies in Japan make Aflac the country’s largest insurer in terms of policies in effect.

Competitive Differentiators

The company possesses a number of competitive advantages. Most obvious is the highly visible and successful advertising campaign featuring the Aflac Duck. This creative effort positioned Aflac as one of the top consumer-branded companies in the country. When the campaign was introduced in 2000, only 44% of Americans could identify Aflac—by 2005, brand recognition skyrocketed to 90%. Additionally, Aflac offers very low monthly premiums making its coverage very affordable and attractive to consumers. Even more notable, Aflac markets primarily through the workplace, making it convenient for customers to deduct premiums through their paychecks. In fact, Aflac has payroll accounts at 91% of the companies traded on the Tokyo Stock Exchange.

The company is also a leader in innovation. For example, it offers a life insurance policy in Japan, called WAYS, which can be converted into a medical annuity or long-term care benefits once a policyholder turns 60 (irrespective of health conditions), providing customers important flexibility and coverage.

Sales Challenges

Lately, investors have penalized Aflac for slowing sales growth in Japan. As the country has undergone several phases of deregulation, competition has increased dramatically. In our view, Wall Street’s fixation on Japan’s slowing sales growth misses two important points. First, Aflac continues to grow new business premiums faster than losses. Secondly, the policies are increasingly profitable. Meanwhile there is a significant runway for growth in the U.S., particularly with small businesses.

Quality Company

We initiated a position in October, 2006, when sluggish Japanese sales created an opportunity to buy a remarkable franchise at a discount. We are impressed with the company’s leadership and strong business fundamentals and believe the demographics in Japan and the U.S. favor long-term growth. Specifically, as health care costs escalate, individuals are shouldering a greater share. Traditional coverage is not always enough and Aflac’s supplemental products should become increasingly important. As of December 31, 2006, Aflac traded at $46.00, a 21% discount to our $58 estimate of private market value.

ARIELMUTUALFUNDS.COM

Company Spotlight	[Ariel Fund] [Ariel Focus Fund]

Hewitt Associates, Inc. (NYSE: HEW)
100 Half Day Road
Lincolnshire, IL 60069-3342
847-295-5000
www.hewitt.com

Headquartered in Lincolnshire, Illinois, Hewitt Associates has become a global leader in human resources outsourcing and consulting. More specifically, the company offers a comprehensive suite of services such as health care plans and employee benefits, payroll, recruiting services and retirement programs. The company’s extensive network of 22,000 associates around the world enables Hewitt to handle over 70 million HR-related customer interactions annually from nearly 20 million employees and retirees across its client base.

Competitive Niche Player

Although it competes against much larger organizations, Hewitt differentiates itself by concentrating exclusively on the HR arena while many of its competitors have a broader focus. In fact, Hewitt is one of only a few companies capable of integrating the full range of human resources services with deep consulting expertise. As a result, Hewitt has built an impressive list of blue-chip clients including half of the FORTUNE 500. Of equal note, Hewitt boasts retention rates of 95% in many of its retirement services, a testament to its commitment to quality customer service.

Challenges In a New Market

Three years ago, Hewitt purchased, Exult, a pioneer in Human Resources Business Process Outsourcing (HR BPO), and quickly established itself as the dominant player in this area. Unfortunately, a few of its initial large contracts were mis-priced, taking a toll on 2006 profitability and the company’s stock price. In our view, the investment community is penalizing Hewitt as if the problem is irreversible. By contrast, we believe contract pricing is a fixable short-term issue. HR business process outsourcing is a developing market and challenges are to be expected. Furthermore, the company increased internal disciplines in this area and recent management changes have added enhanced project management capabilities for outsourcing projects.

Compelling Valuation

From our vantage point, Hewitt offers an intriguing contrarian investment opportunity. As investors have focused excessively on the volatility of one business segment, we believe they have missed the strong track record and significant cash generated by Hewitt’s core legacy businesses—benefits outsourcing and consulting—which comprise 80% of Hewitt’s total revenue. Although the company has had short-term struggles, we are confident leadership has gotten its arms around trouble spots in contract pricing. Furthermore, we are particularly encouraged by management’s renewed focus on its core operations. As of December 31, 2006 shares of Hewitt traded at $25.75, a 16% discount to our $31 estimate of the company’s intrinsic worth.

QUARTERLY REPORT DECEMBER 31, 2006

Ariel Fund Performance Summary	Inception: November 6, 1986

Composition of Equity Holdings

		Russell
		2500	Russell	S&P
	Ariel	Value	2500	500
	Fund†	Index	Index	Index

Financial Services	36.2%	34.6%	24.6%	23.2%

Consumer Discretionary & Services	31.0%	15.0%	18.2%	12.2%

Producer Durables	10.2%	5.9%	7.3%	4.2%

Health Care	7.2%	3.8%	10.4%	11.8%

Materials & Processing	6.6%	10.4%	9.6%	3.5%

Technology	5.9%	7.5%	11.1%	12.9%

Consumer Staples	2.9%	3.5%	2.3%	7.6%

Utilities	0.0%	11.2%	6.6%	7.8%

Other Energy	0.0%	3.6%	5.1%	3.3%

Autos & Transportation	0.0%	3.5%	3.7%	2.3%

Other	0.0%	1.0%	0.8%	4.7%

Integrated Oils	0.0%	0.1%	0.1%	6.5%

†    Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	97.4%
Cash & Other	2.6%

Average Annual Total Returns as of December 31, 2006

	4th Quarter	1 Year	3 Year	5 Year	10 Year	Life of Fund

Ariel Fund	6.25%	10.35%	10.75%	10.52%	13.11%	13.54%
Russell 2500 Value Index	9.14%	20.18%	16.33%	15.51%	13.70%	13.70%
Russell 2500 Index	8.70%	16.16%	14.10%	12.19%	11.26%	12.29%
S&P 500 Index	6.70%	15.79%	10.44%	6.19%	8.42%	11.61%

Past performance does not guarantee future results.

The Value of a $10,000 Investment in Ariel Fund

	Top Ten Equity Holdings

1	Markel Corp.	5.0%
	Specialty insurance provider

2	Hewitt Associates, Inc.	4.6%
	Human resources outsourcing and consulting firm

3	Janus Capital Group Inc.	4.5%
	Mutual fund manager

4	Jones Lang LaSalle Inc.	4.0%
	Real estate services and money management firm

5	Energizer Holdings, Inc.	3.9%
	Consumer battery and razor manufacturer

6	Investors Financial Services Corp.	3.8%
	Provider of asset administration services

7	HCC Insurance Holdings, Inc.	3.7%
	Global provider of specialized property and casualty insurance

8	IDEX Corp.	3.5%
	Industrial product manufacturer

9	Tribune Co.	3.4%
	Publishing and broadcasting company

10	Mohawk Industries, Inc.	3.4%
	Manufacturer and distributor of floor coverings

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2500® Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell 2500® Index measures the performance of small and mid-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

800-292-7435

Ariel Fund Schedule of Investments	December 31, 2006 (Unaudited)

Number of Shares	COMMON STOCKS—97.41%	Cost	Market Value

	Consumer Discretionary & Services—30.20%
1,465,500	Black & Decker Corp.	$118,566,967	$117,196,035
4,564,650	Career Education Corp. *	152,232,661	113,112,027
3,409,200	Harte-Hanks, Inc.	80,989,584	94,468,932
7,496,050	Hewitt Associates, Inc., Class A * ††	192,863,559	193,023,287
8,571,600	Interpublic Group of Cos., Inc. *	96,092,136	104,916,384
3,658,900	Lee Enterprises, Inc.	126,721,405	113,645,434
2,992,900	McClatchy Co., Class A	163,705,254	129,592,570
1,905,700	Mohawk Industries, Inc. *	136,902,456	142,660,702
9,068,725	ServiceMaster Co.	107,143,781	118,890,985
4,711,500	Tribune Co.	132,358,461	145,019,970
		1,307,576,264	1,272,526,326
	Consumer Staples—2.78%
2,418,953	J.M. Smucker Co.	96,648,892	117,246,652

	Financial Services—35.22%
1,982,100	A. G. Edwards, Inc.	69,247,985	125,447,109
3,962,450	Assured Guaranty Ltd. ††	81,579,509	105,401,170
2,173,750	Chittenden Corp.	60,176,026	66,712,388
1,326,900	City National Corp.	93,992,666	94,475,280
5,493,600	H&R Block, Inc.	127,094,582	126,572,544
4,805,400	HCC Insurance Holdings, Inc.	89,202,304	154,205,286
3,705,400	Investors Financial Services Corp. ††	129,623,553	158,109,418
8,755,200	Janus Capital Group Inc.	122,614,461	189,024,768
1,841,000	Jones Lang LaSalle Inc. ††	29,820,946	169,684,970
440,925	Markel Corp. *	102,045,666	211,688,092
1,375,650	Sky Financial Group, Inc.	37,214,464	39,261,051
1,352,325	TD Banknorth Inc.	40,019,035	43,653,051
		982,631,197	1,484,235,127
	Health Care—7.06%
1,085,500	Bio-Rad Laboratories, Inc., Class A *	64,939,669	89,575,460
4,915,575	IMS Health Inc.	114,603,686	135,080,001
2,961,275	Invacare Corp. ††	106,688,380	72,699,301
		286,231,735	297,354,762
	Materials & Processing—6.47%
2,923,310	Brady Corp., Class A	46,030,172	108,980,997
2,305,050	Energizer Holdings, Inc. *	76,476,687	163,635,499
		122,506,859	272,616,496

QUARTERLY REPORT DECEMBER 31, 2006

Number of Shares	COMMON STOCKS—97.41% (cont’d)	Cost	Market Value

	Producer Durables—9.98%
3,014,900	ACCO Brands Corp. * ††	$67,542,849	$79,804,403
2,566,100	Herman Miller, Inc.	50,873,913	93,303,396
3,151,450	IDEX Corp. ††	68,473,088	149,410,245
5,389,475	Steelcase Inc., Class A	67,272,241	97,872,866
		254,162,091	420,390,910
	Technology—5.70%
1,986,350	Anixter International Inc. * ††	46,630,593	107,858,805
16,828,050	BearingPoint, Inc. * ††	133,685,901	132,436,754
		180,316,494	240,295,559

	Total Common Stocks	3,230,073,532	4,104,665,832

Principal Amount	REPURCHASE AGREEMENT—2.94%	Cost	Market Value

$123,921,788	State Street Bank and Trust Co., 4.30%, dated 12/29/2006, due 1/2/2007, repurchase price $123,980,995, (collateralized by U.S. Treasury Bond, 8.125%, due 5/15/2021)	123,921,788	123,921,788
	Total Investments—100.35%	$3,353,995,320	4,228,587,620
	Liabilities less Other Assets—(0.35%)		(14,693,524)
	NET ASSETS—100.00%		$4,213,894,096

*             Non-income producing.

††          Affiliated company (See Note Three).

A category may contain multiple industries as defined by the Standard Industrial Classification system.
See Notes to Schedules of Investments.

ARIELMUTUALFUNDS.COM

Ariel Fund Statistical Summary (ARGFX)	(Unaudited)

			52-Week Range		Earnings Per Share			P/E Calendar
					2005	2006	2007	2005	2006	2007	Market
	Ticker	Price			Actual	Estimated	Estimated	Actual	Estimated	Estimated	Cap.
Company	Symbol	12/31/06	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)

Invacare Corp.	IVC	24.55	19.78	36.40	1.86	1.40	2.02	13.2	17.5	12.2	783
Chittenden Corp.	CHZ	30.69	24.60	31.40	1.77	1.82	2.01	17.3	16.9	15.3	1,412
ACCO Brands Corp.	ABD	26.47	17.95	27.45	1.03	1.06	1.49	25.7	25.0	17.8	1,419
Lee Enterprises, Inc.	LEE	31.06	22.98	37.43	2.11	2.70	2.72	14.7	11.5	11.4	1,425
BearingPoint, Inc.	BE	7.87	7.36	9.59	0.17	0.17	0.32	46.3	46.3	24.6	1,586
Assured Guaranty Ltd.	AGO	26.60	23.50	27.45	2.61	2.10	2.29	10.2	12.7	11.6	1,946
Brady Corp.	BRC	37.28	32.90	42.79	1.85	2.26	2.44	20.2	16.5	15.3	2,004
Anixter International Inc.	AXE	54.30	38.57	61.45	2.43	4.24	4.73	22.3	12.8	11.5	2,132
Harte-Hanks, Inc.	HHS	27.71	22.35	31.00	1.34	1.39	1.55	20.7	19.9	17.9	2,135
Bio-Rad Laboratories, Inc.	BIO	82.52	57.10	84.34	3.51	3.60	3.95	23.5	22.9	20.9	2,184
Herman Miller, Inc.	MLHR	36.36	25.77	38.30	1.27	1.71	2.20	28.6	21.3	16.5	2,341
Career Education Corp.	CECO	24.78	17.60	42.59	2.32	1.52	1.33	10.7	16.3	18.6	2,347
IDEX Corp.	IEX	47.41	39.00	53.48	2.09	2.47	2.85	22.7	19.2	16.6	2,535
Steelcase Inc.	SCS	18.16	13.22	19.29	0.45	0.67	0.98	40.4	27.1	18.5	2,697
J.M. Smucker Co.	SJM	48.47	37.15	49.98	2.55	2.89	3.13	19.0	16.8	15.5	2,752
Investors Financial Services Corp.	IFIN	42.67	36.36	50.98	2.15	2.20	2.29	19.8	19.4	18.6	2,823
Hewitt Associates, Inc.	HEW	25.75	19.01	30.23	1.29	(0.33)	1.42	20.0	NM	18.1	2,854
Jones Lang LaSalle Inc.	JLL	92.17	49.62	95.00	3.12	5.07	4.93	29.5	18.2	18.7	2,965
Sky Financial Group, Inc.	SKYF	28.54	23.09	28.63	1.69	1.89	1.99	16.9	15.1	14.3	3,109
City National Corp.	CYN	71.20	60.02	78.25	4.60	4.66	5.10	15.5	15.3	14.0	3,420
McClatchy Co.	MNI	43.30	38.80	59.64	3.44	3.39	2.96	12.6	12.8	14.6	3,544
HCC Insurance Holdings, Inc.	HCC	32.09	28.51	35.15	1.76	2.99	3.15	18.2	10.7	10.2	3,568
ServiceMaster Co.	SVM	13.11	9.66	13.62	0.64	0.62	0.69	20.5	21.1	19.0	3,763
Energizer Holdings, Inc.	ENR	70.99	49.08	80.44	4.07	4.46	5.03	17.4	15.9	14.1	4,023
Janus Capital Group Inc.	JNS	21.59	15.50	24.20	0.52	0.74	0.99	41.5	29.2	21.8	4,303
Markel Corp.	MKL	480.10	312.50	494.00	12.57	31.43	30.77	38.2	15.3	15.6	4,639
A.G. Edwards, Inc.	AGE	63.29	43.17	64.53	3.06	3.78	4.31	20.7	16.7	14.7	4,777
Mohawk Industries, Inc.	MHK	74.86	62.80	90.88	5.78	7.01	7.70	13.0	10.7	9.7	5,068
Interpublic Group of Cos., Inc.	IPG	12.24	7.79	12.83	(0.69)	(0.05)	0.14	(17.7)	NM	87.4	5,400
Black & Decker Corp.	BDK	79.97	66.04	94.90	6.90	6.48	6.17	11.6	12.3	13.0	5,438
IMS Health Inc.	RX	27.48	23.94	30.13	1.42	1.45	1.67	19.4	19.0	16.5	5,453
Tribune Co.	TRB	30.78	27.09	34.28	2.08	2.00	2.10	14.8	15.4	14.7	7,349
TD Banknorth Inc.	BNK	32.28	27.95	32.58	2.48	2.14	2.35	13.0	15.1	13.7	7,369
H&R Block, Inc.	HRB	23.04	19.80	25.75	1.71	1.45	1.63	13.5	15.9	14.1	7,417

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of December 31, 2006 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and December 31, 2006 stock price. NM=Not Meaningful.

QUARTERLY REPORT DECEMBER 31, 2006

Ariel Appreciation Fund Performance Summary	Inception: December 1, 1989

Composition of Equity Holdings

		Russell
	Ariel	Midcap	Russell	S&P
	Appreciation	Value	Midcap	500
	Fund†	Index	Index	Index

Consumer Discretionary & Services	53.4%	11.4%	18.4%	12.2%

Financial Services	28.7%	33.4%	22.3%	23.2%

Health Care	9.5%	2.6%	8.9%	11.8%

Producer Durables	5.0%	4.8%	6.7%	4.2%

Consumer Staples	2.2%	6.9%	5.0%	7.6%

Materials & Processing	1.2%	7.8%	7.3%	3.5%

Utilities	0.0%	16.9%	9.6%	7.8%

Technology	0.0%	5.6%	10.0%	12.9%

Other Energy	0.0%	3.9%	5.7%	3.3%

Autos & Transportation	0.0%	3.6%	4.0%	2.3%

Other	0.0%	1.9%	1.6%	4.7%

Integrated Oils	0.0%	1.1%	0.5%	6.5%

†    Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	97.6%

Cash & Other	2.4%

Average Annual Total Returns as of December 31, 2006

	4th Quarter	1 Year	3 Year	5 Year	10 Year	Life of Fund

Ariel Appreciation Fund	6.96%	10.94%	8.90%	8.68%	12.76%	12.55%

Russell Midcap Value Index	8.50%	20.22%	18.77%	15.88%	13.65%	14.01%

Russell Midcap Index	7.67%	15.26%	16.00%	12.88%	12.14%	13.21%

S&P 500 Index	6.70%	15.79%	10.44%	6.19%	8.42%	10.94%

Past performance does not guarantee future results.

The Value of a $10,000 Investment in Ariel Appreciation Fund

	Top Ten Equity Holdings

1	Accenture Ltd	5.8%
	Global management consulting, technology services and outsourcing firm

2	Pitney Bowes Inc.	4.8%
	Manufacturer of mailing equipment

3	Northern Trust Corp.	4.7%
	Personal and institutional trust company

4	Tribune Co.	4.7%
	Publishing and broadcasting company

5	Carnival Corp.	4.5%
	Worldwide cruise company

6	YUM! Brands, Inc.	4.0%
	Quick service restaurant company

7	Gannett Co., Inc.	3.9%
	Diversified news and information company

8	Omnicom Group Inc.	3.9%
	Global advertising and marketing services company

9	CBS Corp.	3.8%
	Mass media company

10	Black & Decker Corp.	3.7%
	Manufacturer of power tools and accessories

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap® Value Index measures the performance of mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell Midcap® Index measures the performance of mid-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

800-292-7435

Ariel Appreciation Fund Schedule of Investments	December 31, 2006 (Unaudited)

Number of Shares	COMMON STOCKS—97.60%	Cost	Market Value

	Consumer Discretionary & Services—52.12%
4,331,100	Accenture Ltd, Class A	$68,475,760	$159,947,523
1,269,800	Black & Decker Corp.	59,436,045	101,545,906
3,051,650	Career Education Corp. *	98,783,597	75,619,887
2,524,850	Carnival Corp.	98,171,638	123,843,893
3,418,600	CBS Corp., Class B	85,442,944	106,591,948
1,772,750	Gannett Co., Inc.	102,063,515	107,180,465
1,772,875	Harte-Hanks, Inc.	26,291,077	49,126,366
6,761,500	Interpublic Group of Cos., Inc. *	66,054,261	82,760,760
1,900,900	Mattel, Inc.	30,848,996	43,074,394
1,844,100	McClatchy Co., Class A	89,246,726	79,849,530
1,337,400	Mohawk Industries, Inc. *	99,343,670	100,117,764
1,021,300	Omnicom Group Inc.	68,466,858	106,766,702
4,906,270	ServiceMaster Co.	61,380,624	64,321,200
4,256,850	Tribune Co.	165,741,615	131,025,843
1,903,500	YUM! Brands, Inc.	46,041,732	111,925,800
		1,165,789,058	1,443,697,981
	Consumer Staples—2.16%
931,472	Clorox Co.	35,804,496	59,753,929

	Financial Services—28.00%
1,274,500	Aflac Inc.	57,483,810	58,627,000
871,900	City National Corp.	61,787,363	62,079,280
726,822	Dun & Bradstreet Corp. *	18,040,486	60,173,594
1,888,800	Equifax Inc.	41,321,942	76,685,280
793,200	Franklin Resources, Inc.	29,267,295	87,386,844
3,635,700	H&R Block, Inc.	87,952,711	83,766,528
4,474,600	Janus Capital Group Inc.	56,640,529	96,606,614
2,162,900	Northern Trust Corp.	72,626,022	131,266,401
1,950,700	T. Rowe Price Group, Inc.	35,329,843	85,382,139
1,042,593	TD Banknorth Inc.	31,700,049	33,654,902
		492,150,050	775,628,582
	Health Care—9.26%
1,949,350	Baxter International Inc.	42,861,921	90,430,346
3,105,060	IMS Health Inc.	49,619,587	85,327,049
1,781,954	Thermo Fisher Scientific Inc. *	28,662,350	80,704,697
		121,143,858	256,462,092
	Materials & Processing—1.21%
1,101,298	Realogy Corp. *	22,442,029	33,391,355

QUARTERLY REPORT DECEMBER 31, 2006

Number of Shares	COMMON STOCKS—97.60% (cont’d)	Cost	Market Value

	Producer Durables—4.85%
2,907,475	Pitney Bowes Inc.	$109,984,589	$134,296,270

	Total Common Stocks	1,947,314,080	2,703,230,209

Principal Amount	REPURCHASE AGREEMENTS—2.30%	Cost	Market Value

$63,597,251	State Street Bank and Trust Co., 4.30%, dated 12/29/2006, due 1/2/2007, repurchase price $63,627,637, (collateralized by U.S. Treasury Bonds, 7.125%-8.125%, due 5/15/2021-2/15/2023)	63,597,251	63,597,251
	Total Investments—99.90%	$2,010,911,331	2,766,827,460
	Other Assets Less Liabilities—0.10%		2,918,779
	NET ASSETS—100.00%		$2,769,746,239

*  Non-income producing.

A category may contain multiple industries as defined by the Standard Industrial Classification system.
See Notes to Schedules of Investments.

ARIELMUTUALFUNDS.COM

Ariel Appreciation Fund Statistical Summary (CAAPX)	(Unaudited)

			52-Week Range		Earnings Per Share			P/E Calendar
					2005	2006	2007	2005	2006	2007	Market
	Ticker	Price			Actual	Estimated	Estimated	Actual	Estimated	Estimated	Cap.
Company	Symbol	12/31/06	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)

Harte-Hanks, Inc.	HHS	27.71	22.35	31.00	1.34	1.39	1.55	20.7	19.9	17.9	2,135
Career Education Corp.	CECO	24.78	17.60	42.59	2.32	1.52	1.33	10.7	16.3	18.6	2,347
City National Corp.	CYN	71.20	60.02	78.25	4.60	4.66	5.10	15.5	15.3	14.0	3,420
McClatchy Co.	MNI	43.30	38.80	59.64	3.44	3.39	2.96	12.6	12.8	14.6	3,544
ServiceMaster Co.	SVM	13.11	9.66	13.62	0.64	0.62	0.69	20.5	21.1	19.0	3,763
Janus Capital Group Inc.	JNS	21.59	15.50	24.20	0.52	0.74	0.99	41.5	29.2	21.8	4,303
Mohawk Industries, Inc.	MHK	74.86	62.80	90.88	5.78	7.01	7.70	13.0	10.7	9.7	5,068
Dun & Bradstreet Corp.	DNB	82.79	65.03	84.98	3.47	3.95	4.55	23.9	21.0	18.2	5,083
Equifax Inc.	EFX	40.60	30.15	41.64	1.79	2.00	2.21	22.7	20.3	18.4	5,103
Interpublic Group of Cos., Inc.	IPG	12.24	7.79	12.83	(0.69)	(0.05)	0.14	(17.7)	NM	87.4	5,400
Black & Decker Corp.	BDK	79.97	66.04	94.90	6.90	6.48	6.17	11.6	12.3	13.0	5,438
IMS Health Inc.	RX	27.48	23.94	30.13	1.42	1.45	1.67	19.4	19.0	16.5	5,453
Thermo Fisher Scientific Inc.	TMO	45.29	29.95	46.34	1.54	1.82	2.40	29.4	24.9	18.9	7,145
Tribune Co.	TRB	30.78	27.09	34.28	2.08	2.00	2.10	14.8	15.4	14.7	7,349
TD Banknorth Inc.	BNK	32.28	27.95	32.58	2.48	2.14	2.35	13.0	15.1	13.7	7,369
H&R Block, Inc.	HRB	23.04	19.80	25.75	1.71	1.45	1.63	13.5	15.9	14.1	7,417
Realogy Corp.	H	30.32	19.90	31.11	N/A	1.65	1.41	N/A	18.4	21.5	7,629
Mattel, Inc.	MAT	22.66	14.75	23.98	1.20	1.32	1.45	18.9	17.2	15.6	8,588
Clorox Co.	CLX	64.15	56.17	66.00	2.72	2.98	3.18	23.6	21.5	20.2	9,739
Pitney Bowes Inc.	PBI	46.19	40.18	47.97	2.46	2.71	2.97	18.8	17.0	15.6	10,249
T. Rowe Price Group, Inc.	TROW	43.77	34.87	48.50	1.58	1.86	2.25	27.7	23.5	19.5	11,532
Northern Trust Corp.	NTRS	60.69	49.12	61.40	2.64	3.05	3.40	23.0	19.9	17.9	13,230
Gannett Co., Inc.	GCI	60.46	51.65	64.97	4.99	4.98	4.88	12.1	12.1	12.4	14,179
YUM! Brands, Inc.	YUM	58.80	44.21	63.68	2.63	2.90	3.21	22.4	20.3	18.3	15,582
Omnicom Group Inc.	OMC	104.54	78.75	106.06	4.36	5.12	5.68	24.0	20.4	18.4	17,866
Accenture Ltd	ACN	36.93	25.68	38.00	1.50	1.70	1.94	24.6	21.7	19.0	21,734
Aflac Inc.	AFL	46.00	41.63	49.40	2.53	2.93	3.33	18.2	15.7	13.8	22,755
CBS Corp.	CBS	31.18	23.85	66.00	1.59	1.75	1.91	19.6	17.8	16.3	23,903
Franklin Resources, Inc.	BEN	110.17	80.16	114.98	4.47	5.64	6.26	24.6	19.5	17.6	27,900
Baxter International Inc.	BAX	46.39	35.12	48.54	1.99	2.22	2.54	23.3	20.9	18.3	30,361
Carnival Corp.	CCL	49.05	36.40	56.14	2.75	2.78	3.00	17.8	17.6	16.4	38,946

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of December 31, 2006 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and December 31, 2006 stock price. NM=Not Meaningful. N/A=Not Applicable as Realogy was spun-off from Cendant on July 31, 2006.

QUARTERLY REPORT DECEMBER 31, 2006

Ariel Focus Fund Performance Summary	Inception: June 30, 2005

Composition of Equity Holdings

		Russell
	Ariel	1000	Russell	S&P
	Focus	Value	1000	500
	Fund†	Index	Index	Index
Consumer Discretionary & Services	33.5%	7.5%	13.2%	12.2%

Financial Services	24.3%	36.7%	23.5%	23.2%

Other	14.3%	3.7%	4.0%	4.7%

Technology	12.8%	3.5%	12.5%	12.9%

Health Care	8.4%	6.6%	12.0%	11.8%

Autos & Transportation	6.7%	1.5%	2.3%	2.3%

Utilities	0.0%	13.1%	7.8%	7.8%

Integrated Oils	0.0%	11.5%	5.9%	6.5%

Consumer Staples	0.0%	6.9%	7.1%	7.6%

Materials & Processing	0.0%	4.4%	4.0%	3.5%

Other Energy	0.0%	2.6%	3.1%	3.3%

Producer Durables	0.0%	2.0%	4.5%	4.2%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	94.9%
Cash & Other	5.1%

Average Annual Total Returns as of December 31, 2006

	4th Quarter	1 Year	Life of Fund
Ariel Focus Fund	8.76%	11.58%	11.57%
Russell 1000 Value Index	8.00%	22.25%	17.67%
Russell 1000 Index	6.95%	15.46%	13.98%
S&P 500 Index	6.70%	15.79%	13.87%

Past performance does not guarantee future results.

The Value of a $10,000 Investment in Ariel Focus Fund

	Top Ten Equity Holdings

1	Berkshire Hathaway, Inc.	7.5%
	Insurance and investment firm

2	International Business Machines Corp.	6.6%
	Worldwide provider of computer products and services

3	Toyota Motor Corp.	6.4%
	Global auto manufacturer

4	Tyco International Ltd.	6.1%
	Manufacturing conglomerate

5	H&R Block, Inc.	5.8%
	Tax, investment and mortgage services provider

6	Hewitt Associates, Inc.	5.7%
	Human resources outsourcing and consulting firm

7	Dell Inc.	5.5%
	Global computer and technology provider

8	Citigroup Inc.	4.7%
	Global financial services company

9	Black & Decker Corp.	4.7%
	Manufacturer of power tools and accessories

10	Accenture Ltd	4.6%
	Global management consulting, technology services and outsourcing firm

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000® Value Index measures the performance of large-sized, value-oriented companies with lower price-to-earnings ratios. The Russell 1000® Index measures the performance of large-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment. The performance of Ariel Focus Fund may differ from that of Ariel Fund and Ariel Appreciation Fund due to its status as a non-diversified fund and different portfolio managers.

800-292-7435

Ariel Focus Fund Schedule of Investments	December 31, 2006 (Unaudited)

Number of Shares	COMMON STOCKS—94.92%	Cost	Market Value

	Auto & Transportation—6.39%
16,400	Toyota Motor Corp., ADR	$1,536,963	$2,202,684

	Consumer Discretionary & Services—31.83%
42,700	Accenture Ltd, Class A	1,073,642	1,576,911
20,200	Black & Decker Corp.	1,753,673	1,615,394
30,500	Carnival Corp.	1,478,238	1,496,025
22,700	Gannett Co., Inc.	1,310,699	1,372,442
76,800	Hewitt Associates, Inc., Class A *	1,993,098	1,977,600
39,200	Home Depot, Inc.	1,504,497	1,574,272
13,000	Omnicom Group Inc.	1,094,309	1,359,020
		10,208,156	10,971,664
	Financial Services—23.02%
31,100	Aflac Inc.	1,400,161	1,430,600
29,300	Citigroup Inc.	1,397,272	1,632,010
86,400	H&R Block, Inc.	2,082,912	1,990,656
31,000	JPMorgan Chase & Co.	1,258,526	1,497,300
17,000	Morgan Stanley	965,754	1,384,310
		7,104,625	7,934,876
	Health Care—7.96%
42,700	IMS Health Inc.	1,038,630	1,173,396
60,700	Pfizer Inc	1,571,069	1,572,130
		2,609,699	2,745,526
	Other—13.58%
706	Berkshire Hathaway Inc., Class B *	2,166,073	2,588,196
68,800	Tyco International Ltd.	1,801,912	2,091,520
		3,967,985	4,679,716
	Technology—12.14%
75,800	Dell Inc. *	1,837,776	1,901,822
23,500	International Business Machines Corp.	1,880,770	2,283,025
		3,718,546	4,184,847

	Total Common Stocks	29,145,974	32,719,313

Principal Amount	REPURCHASE AGREEMENT—5.50%	Cost	Market Value

$1,894,934	State Street Bank and Trust Co., 4.30%, dated 12/29/2006, due 1/2/2007, repurchase price $1,895,840, (collateralized by U.S. Treasury Bond, 7.25%, due 8/15/2022)	1,894,934	1,894,934
	Total Investments—100.42%	$31,040,908	34,614,247
	Liabilities less Other Assets—(0.42%)		(144,926)
	NET ASSETS—100.00%		$34,469,321

* Non-income producing.
A category may contain multiple industries as defined by the Standard Industrial Classification system.
See Notes to Schedules of Investments.

QUARTERLY REPORT DECEMBER 31, 2006

Ariel Focus Fund Statistical Summary (ARFFX)	(Unaudited)

			52-Week Range		Earnings Per Share			P/E Calendar
					2005	2006	2007	2005	2006	2007	Market
	Ticker	Price			Actual	Estimated	Estimated	Actual	Estimated	Estimated	Cap.
Company	Symbol	12/31/06	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)

Hewitt Associates, Inc.	HEW	25.75	19.01	30.23	1.29	(0.33)	1.42	20.0	NM	18.1	2,854
Black & Decker Corp.	BDK	79.97	66.04	94.90	6.90	6.48	6.17	11.6	12.3	13.0	5,438
IMS Health Inc.	RX	27.48	23.94	30.13	1.42	1.45	1.67	19.4	19.0	16.5	5,453
H&R Block, Inc.	HRB	23.04	19.80	25.75	1.71	1.45	1.63	13.5	15.9	14.1	7,417
Gannett Co., Inc.	GCI	60.46	51.65	64.97	4.99	4.98	4.88	12.1	12.1	12.4	14,179
Omnicom Group Inc.	OMC	104.54	78.75	106.06	4.36	5.12	5.68	24.0	20.4	18.4	17,866
Accenture Ltd	ACN	36.93	25.68	38.00	1.50	1.70	1.94	24.6	21.7	19.0	21,734
Aflac Inc.	AFL	46.00	41.63	49.40	2.53	2.93	3.33	18.2	15.7	13.8	22,755
Carnival Corp.	CCL	49.05	36.40	56.14	2.75	2.78	3.00	17.8	17.6	16.4	38,946
Dell Inc.	DELL	25.09	18.95	32.24	1.29	1.12	1.33	19.4	22.4	18.9	57,205
Tyco International Ltd.	TYC	30.40	24.65	31.86	1.83	1.96	2.07	16.6	15.5	14.7	60,560
Home Depot, Inc.	HD	40.16	32.85	43.95	2.58	2.83	2.90	15.6	14.2	13.8	82,087
Morgan Stanley	MS	81.43	54.52	83.40	5.63	7.20	8.04	14.5	11.3	10.1	85,412
International Business Machines Corp.	IBM	97.15	72.73	97.88	5.34	6.16	6.70	18.2	15.8	14.5	146,342
JPMorgan Chase & Co.	JPM	48.30	37.88	49.00	2.95	3.72	4.00	16.4	13.0	12.1	167,482
Berkshire Hathaway Inc.	BRK.B	3,666.00	2,839.00	3,825.00	185.00	173.73	183.73	19.8	21.1	20.0	169,605
Pfizer Inc	PFE	25.90	22.16	28.60	2.03	2.07	2.17	12.8	12.5	11.9	186,750
Toyota Motor Corp.	TM	134.31	94.52	135.09	6.91	7.88	8.83	19.4	17.0	15.2	215,976
Citigroup Inc.	C	55.70	44.81	57.00	3.96	4.30	4.63	14.1	13.0	12.0	273,691

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of December 31, 2006 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and December 31, 2006 stock price.

ARIELMUTUALFUNDS.COM

Notes to Schedules of Investments	December 31, 2006 (Unaudited)

Note One | Organization

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940 as amended (the “1940 Act”), as an open-end management investment company.  Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund (the “Funds”) are series of the Trust.  Ariel Fund and Ariel Appreciation Fund are diversified portfolios and Ariel Focus Fund is a non-diversified portfolio of the Trust.

Note Two | Significant Accounting Policies

The following is a summary of significant policies related to investments of the Funds held at December 31, 2006.

Investment Valuation — Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask price.

Debt obligations having a maturity of 60 days or less are valued at amortized cost which approximates market value. Debt securities with maturities over 60 days are valued at the yield equivalent as obtained from a pricing service or one or more market makers for such securities. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Repurchase Agreements — The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis.

Note Three | Transactions with Affiliated Companies

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. Ariel Fund had the following transactions during the three months ended December 31, 2006, with affiliated companies:

						Three Months Ended
						December 31, 2006
	Share Activity					Dividends	Gain (Loss)
	Balance			Balance	Value at	Credited to	Realized on Sale
Security Name	Sept. 30, 2006	Purchases	Sales	Dec. 31, 2006	Dec. 31, 2006	Income	of Shares
ACCO Brands Corp.	3,014,900	—	—	3,014,900	$79,804,403	$—	$—
Anixter International Inc.	2,205,850	—	219,500	1,986,350	107,858,805	—	5,856,503
Assured Guaranty Ltd.	4,835,250	—	872,800	3,962,450	105,401,170	153,918	1,813,347
BearingPoint, Inc.	16,828,050	—	—	16,828,050	132,436,754	—	—
Career Education Corp. *	5,772,150	—	1,207,500	4,564,650	113,112,027	—	(18,606,778)
Chittenden Corp. *	2,440,750	—	267,000	2,173,750	66,712,388	488,150	(176,725)
Herman Miller, Inc. *	3,478,900	—	912,800	2,566,100	93,303,396	278,312	7,391,498
Hewitt Associates, Inc.	7,496,050	—	—	7,496,050	193,023,287	—	—
IDEX Corp.	3,151,450	—	—	3,151,450	149,410,245	472,718	—
Invacare Corp.	2.961,275	—	—	2,961,275	72,699,301	36,368	—
Investors Financial Services Corp.	3,705,400	—	—	3,705,400	158,109,418	83,372	—
Jones Lang LaSalle Inc.	2,058,300	—	217,300	1,841,000	169,684,970	688,485	14,537,838
Markel Corp. *	517,625	—	76,700	440,925	211,688,092	—	7,484,990
Valassis Communications, Inc. *	2,399,150	—	2,399,150	—	—	—	(28,246,434)
					$1,653,244,256	$2,201,323	$(9,945,761)

* No longer an affiliated company as of December 31, 2006.

Hewitt Associates provides record-keeping services for employer-sponsored plans invested in the Funds and receives shareholder service fees accordingly.  An affiliate of Hewitt Associates, Hewitt Financial Services distributes Fund shares and receives 12b-1 fees from Ariel Distributors, LLC.

QUARTERLY REPORT DECEMBER 31, 2006

BOARD OF TRUSTEES

CHAIRMAN EMERITUS
(has no trustee duties or responsibilities)
BERT N. MITCHELL, CPA
Chairman and Chief Executive Officer, Mitchell & Titus, LLP	*Independent Trustee

800-292-7435

The Tortoise and the Hare

One day a fleet-footed Hare was making fun of a rather plodding Tortoise.

The Hare was surprised when the Tortoise laughed back.

“Speedy you may be,” said the Tortoise,

“But I challenge you to a race and I bet that I win.”

“Oh, for goodness’ sake,” said the Hare,

“It will be no contest at all.

In fact, I will dance rings around you all the way.”

When the time came, both started off together.

The Hare sped off from the start.

In fact, he ran so quickly that he soon left the Tortoise far behind.

He turned circles and flips as he raced ahead,

keen and proud of his speed and nimbleness.

Once the Hare reached the middle of the course,

he was so far ahead, he decided to take a nap.

While the Hare slept, the Tortoise plodded on

and on, straight toward the finish line.

Slowly, steadily, the Tortoise kept focused on his goal.

When the Hare awoke from his nap,

he was surprised that the Tortoise was nowhere in sight.

Racing to the finish line with all his proud speed,

he saw that it was too late.

The Tortoise was waiting there for him, a smile on his face.

–Aesop

Slow and Steady Wins the Race

Ariel Investment Trust

P.O. Box 219121

Kansas City, Missouri  64121-9121

800-292-7435

arielmutualfunds.com

TPI 01/07